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                                                                   EXHIBIT 10.15

SN&R DRAFT 10/7/97 10:41 A.M.                           THOMPSON HOLDINGS, L.P.
                                                   (Name of Selling Stockholder)


                    CUSTODY AGREEMENT AND POWER OF ATTORNEY
                      FOR SALE OF CLASS A COMMON STOCK OF
                         AMERICAN ITALIAN PASTA COMPANY


                                                                 October 7, 1997

Mr. Timothy S. Webster
Mr. David E. Watson
  as Attorneys-in-Fact
c/o American Italian Pasta Company
1000 Italian Way
Excelsior Springs, Missouri 64024

Republic New York Securities Corporation
  as Custodian
c/o Ms. Carmen Terrana
452 Fifth Avenue
New York, New York 10018

Ladies and Gentlemen:

       After the conversion of all outstanding shares of the common stock, no par value per share (the "Old Common"), of American Italian Pasta Company, a Delaware corporation (the "Company"), and the Class A common stock, par value $.01 per share of the Company (with the Old Common collectively, the "Old Common Stock") into shares of the Class A Convertible Common Stock, par value $.001 per share (the "New Common Stock") of the Company pursuant to a proposed recapitalization (the "Recapitalization"), the Company proposes to issue and sell, and the undersigned and certain other stockholders of the Company (the undersigned and such other stockholders hereinafter collectively referred to as the "Selling Stockholders") propose to sell, shares of New Common Stock to a group of U.S. underwriters (the "U.S. Underwriters"), for whom Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, Goldman, Sachs & Co. and George
K. Baum & Company are acting as representatives (the "U.S. Representatives") and to a group of international underwriters (the "International Underwriters, together with the U.S. Underwriters, the "Underwriters") for whom Morgan Stanley & Co. International Limited, BT Alex. Brown International, Goldman Sachs International and George K. Baum & Company are acting as representatives (the "International Representatives," together with the U.S. Representatives, the "Representatives"), for distribution to the public in an initial public offering (the "Offering") as contemplated by a registration statement on Form S-1, File No. 333-32827 (the "Registration Statement"), in amounts, at a price and on terms to be set forth in an underwriting agreement (the "Underwriting Agreement") to be executed by and among the Company, the Selling Stockholders and the Representatives. In addition, solely for the purpose of covering over-allotments, if any, the Company and/or certain Selling Stockholders propose
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to sell to the Underwriters, in amounts, at a price and upon terms to be set forth in the Underwriting Agreement, additional shares of New Common Stock.

       It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of New Common Stock and there are no assurances that the Offering will take place or that the undersigned will be offered an opportunity to sell any shares of New Common Stock even if the Offering does take place.

       The undersigned, by executing and delivering this irrevocable Custody Agreement and Power of Attorney (this "Agreement"), confirms its willingness to sell the maximum number of shares of New Common Stock (collectively, the "New Shares") as set forth on Schedule I hereto (and subject to any conditions set forth therein) to the Underwriters.

       The undersigned acknowledges receipt of (i) a draft dated October 7, 1997 of the Underwriting Agreement (such draft, the "Draft Underwriting Agreement"); and (ii) a conformed copy (without exhibits) of the Registration Statement and all amendments thereto through the date of execution hereof. The undersigned understands that the Underwriting Agreement is subject to revision prior to execution, with such changes as the Attorneys-in-Fact deem appropriate (including with respect to the number of New Shares to be sold by the undersigned), and that the Registration Statement has not yet become effective under the Securities Act of 1933 (the "Securities Act") and is subject to amendment.

       1.     Appointment and Powers of Attorneys-in-Fact

              a. The undersigned irrevocably constitutes and appoints Timothy S. Webster and David E. Watson (the "Attorneys-in-Fact"), and each of them, its agent and attorney-in-fact, with full power of substitution, with respect to all matters arising in connection with the offering and sale of the New Shares (subject to the limitations set forth below) including, but not limited to, the power and authority on behalf of the undersigned to do or cause to be done any of the following:

                    i. negotiate, determine and agree upon (a) the price at which the New Shares will be initially offered to the public by the Underwriters pursuant to the Underwriting Agreement; (b) the underwriting discount with respect to the New Shares, not to exceed 7%; and (c) the price at which the New Shares will be sold to the Underwriters by the undersigned pursuant to the Underwriting Agreement; provided that any such underwriting discount and price at which the New Shares will be sold to the Underwriters will be the same as the price at which shares of New Common Stock are sold to the Underwriters by the Company;

                    ii. negotiate, execute and deliver the Underwriting Agreement, substantially in the form of the Draft Underwriting Agreement, which provides for, among other things, indemnification of the Underwriters by the undersigned for certain liabilities and including such insertions, changes, additions or deletions as the Attorneys-in-Fact in their sole discretion deem appropriate, such approval to be conclusively evidenced by


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              the execution and delivery of the Underwriting Agreement by an
              Attorney-in-Fact, including the making of all representations and agreements provided in the Underwriting Agreement to be made by, and the exercise of all authority thereunder vested in, the undersigned; provided, however, that the provisions of the Underwriting Agreement corresponding to Sections 2, 6 and 9 of the Draft Underwriting Agreement shall not in any material respect be less favorable to the undersigned or its counsel than such provisions of the Draft Underwriting Agreement;

                    iii. sell, assign, transfer and deliver the New Shares to the Underwriters pursuant to the Underwriting Agreement and deliver to the Underwriters or instruct the Custodian (as defined below) to deliver certificates for the New Shares so sold;

                    iv. take any and all steps deemed necessary or desirable by the Attorneys-in-Fact in connection with the registration of the New Shares under the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), and under the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving or making of such undertakings, representations and agreements and the taking of such other steps as the Attorneys-in-Fact may deem necessary or advisable;

                    v. instruct the Company and the Custodian on all matters pertaining to the sale of the New Shares and delivery of certificates therefor;

                    vi. provide, in accordance with the Underwriting Agreement, for the payment of underwriting discounts and commissions and transfer taxes, if any, and any other costs or expenses allocable to or payable by the undersigned in connection with the offering and sale of the undersigned's New Shares, in each case as directed in writing by the Attorneys-in-Fact; provided that this Agreement shall not create any obligation to pay any such other costs or expenses; and further provided that this clause (vi) shall not affect any agreement which the Company and the undersigned may make for the allocation or sharing of such costs or expenses;

                    vii. otherwise take all actions and do all things deemed necessary or advisable or desirable by the Attorneys-in-Fact in their discretion in connection with the registration of the New Shares, including the execution and delivery of any documents, and generally act for and in the name of the undersigned with respect to the sale of the New Shares to the Underwriters and the reoffering of the New Shares by the Underwriters as fully as could the undersigned if then personally present and acting;

                    viii. to accept payment for the New Shares being sold by the undersigned, to give receipt for such payment, and to remit such payment to Republic National Bank of New York ("RNB") in accordance with its written instructions; and

                    ix. to return to RNB in accordance with its written instructions any certificates for any shares of New Common Stock issued in respect of the Old Shares





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              (as defined below) pursuant to the Recapitalization, but not sold or to be sold to the Underwriters pursuant to the Underwriting Agreement.

              b. Each Attorney-in-Fact may act alone in exercising the rights and powers conferred on the Attorneys-in-Fact by this Agreement, and the act of any Attorney-in-Fact shall be the act of the Attorneys-in-Fact. Each Attorney-in-Fact may determine, in his sole and absolute discretion, the time or times when, the purposes for which, and the manner in which, any power herein conferred upon the Attorneys-in-Fact shall be exercised.

              c. The Custodian, the Representatives, the Company and all other persons dealing with the Attorneys-in-Fact as such may rely and act upon any writing believed in good faith to be signed by one or more of the Attorneys-in-Fact.

              d. The Attorneys-in-Fact shall not receive any compensation for their services rendered hereunder.

              e. The undersigned acknowledges that the powers of attorney granted pursuant to this Agreement are granted to secure the undersigned's performance of this Agreement and the Underwriting Agreement and therefore are coupled with an interest and are irrevocable.

       2.     Appointment of Custodian; Deposit of Shares

              a. In connection with and to facilitate the sale of the New Shares to the Underwriters, the undersigned appoints Republic New York Securities Corporation as custodian (the "Custodian"), and authorizes RNB to deposit with the Custodian one or more certificates for shares of Old Common Stock as set forth on Schedule II hereto (such shares collectively, the "Old Shares") which, after giving effect to the Recapitalization, will represent not less than the maximum number of New Shares to be sold by the undersigned to the Underwriters as set forth on Schedule I hereto. Each such certificate so deposited is in negotiable and proper deliverable form accompanied by two or more duly executed stock powers in blank, bearing the signature of the undersigned thereon and a medallion guarantee of such signature by an Eligible Guarantor Institution, as defined by Exchange Act Rule 17Ad-15. The undersigned authorizes and directs the Custodian, subject to the instructions of the Attorneys-in-Fact, (a) to hold in custody the certificate or certificates for the Old Shares deposited herewith and any related stock powers; (b) to deliver such certificate or certificates and related stock powers to or at the direction of the Attorneys-in-Fact in accordance with the terms of the Underwriting Agreement; (c) to instruct UMB Bank, n.a., in its capacity as Transfer Agent and Registrar for the New Common Stock, to issue certificates for all of the New Shares and to deliver such certificates to the Custodian in exchange for all of such Old Shares; and (d) to return to RNB one or more new certificates for the shares of New Common Stock issuable pursuant to the Recapitalization in respect of the Old Shares but which are not sold or to be sold pursuant to the Underwriting Agreement.





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              b.    Until the New Shares have been delivered to the
       Underwriters against payment therefor in accordance with the Underwriting Agreement, the undersigned will retain all rights of ownership with respect to the Old Shares deposited hereunder (together with any shares of New Common Stock issuable in respect thereof pursuant to the Recapitalization), including the right to vote and to receive all dividends and payment thereon, except the right to retain custody of or dispose of such shares, which right is subject to this Agreement and, from and after its execution, the Underwriting Agreement.

              c. In taking any action requested or directed by the Representatives under the terms of this Agreement, the Custodian will be entitled to rely upon a writing which it believes in good faith to have been signed by a representative of Morgan Stanley & Co. Incorporated, with evidence of authority reasonably satisfactory to the Custodian.

              d. The Custodian may consult with legal counsel in the event of any dispute or questions as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.

              e. In the event of any disagreement between the undersigned or the person or persons named in the instructions in this Agreement, or any other person, resulting in adverse claims and demands being made in connection with or for any certificates, papers, money or property involved herein, or affected hereby, the Custodian shall be entitled to refuse to comply with any demand or claim (and in so refusing to make any delivery or other disposition of any money, papers or property involved or affected hereby, the Custodian shall not be or become liable to the Company, the undersigned, the Underwriters or to any person named in such instructions for its refusal to comply with such conflicting or adverse demands) until:

                    (i) The rights of all of the adverse claimants shall have been fully and finally adjudicated by a court assuming and having jurisdiction of the parties and money, certificates, papers and property involved herein or affected hereby and the Custodian shall have received a copy of all orders, decrees and judgments relating to such adjudication from counsel to one or more of such adverse claimants and shall have been advised in writing by such counsel that such orders, decrees or judgments are final, or

                    (ii) The Custodian shall have received from counsel to one or more of such adverse claimants a copy of a written agreement executed by all adverse claimants and providing for the resolution of all such disagreements.

              f. No party to this Agreement shall on or after the date hereof grant a security interest in any monies, securities or other property deposited with the Custodian under this Agreement, or otherwise create a lien, encumbrance or other claim against such monies or securities, or borrow against the same.





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              g.    The Custodian may rely upon and shall be fully protected in relying and acting upon this Agreement and any assignment, instruction, certificate, instrument, opinion, notice, letter, facsimile, transmission, telex, holder list, mailing label or other instrument, or any security delivered to it hereunder.

              h. The Custodian may rely and shall be fully protected in relying and acting upon written instruction which it believes in good faith to have been signed by the Attorneys-in-Fact, or any one of them, with respect to any matter (including incomplete or defective documents submitted hereunder).

              i. The Custodian shall keep such records as are reasonably necessary to document the date of its receipt of the Old Shares, the amount and date of payments in respect thereof, and the date of delivery of any unsold shares of New Common Stock to RNB.

              j. The Custodian shall retain this Agreement and related documents delivered to it hereunder until the Termination Date (as hereinafter defined) and following the Termination Date shall deliver
       (i) to RNB, any Old Shares and New Shares (and related stock powers) then outstanding and not previously delivered to RNB or sold to the Underwriters pursuant to the Underwriting Agreement and (ii) to the Company, this Agreement and any other related documents.

              k. The Custodian shall have no duties or obligations other than those specifically set forth in this Agreement and no provision hereof shall be interpreted to impose on the Custodian any additional duty or obligation.

       3.     Sale of Shares and Remitting Net Proceeds

       The undersigned authorizes and directs the Attorneys-in-Fact to deliver or cause the Custodian to deliver certificates for the New Shares being sold in the Offering by the undersigned to the Representatives as provided in the Underwriting Agreement, against delivery to or at the direction of the Attorneys-in-Fact for the account of RNB of the purchase price of the New Shares, at the time or times and in the funds specified in the Underwriting Agreement. The undersigned authorizes and directs the Attorneys-in-Fact, acting on its behalf, to accept and acknowledge receipt of the payment of the purchase price for the New Shares and to remit promptly such proceeds to RNB in accordance with written instructions provided by the Custodian after reserving an amount of such proceeds for transfer taxes, if any, and any other costs or expenses allocable to or payable by the undersigned.

       4.     Representations, Warranties and Agreements

       The undersigned represents and warrants to, and agrees with, the other Selling Stockholders, the Company, the Attorneys-in-Fact, the Custodian, and the Underwriters as follows:





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              a.    The undersigned has full legal right, power and authority
       to enter into and perform this Agreement and the Underwriting Agreement.

              b. The undersigned has read the Draft Underwriting Agreement and understands the same, and agrees that the representations and warranties to be made by or on behalf of such Selling Stockholder as set forth in Section 2 of the Underwriting Agreement are incorporated by reference herein, and the undersigned represents, warrants and covenants as to itself that each of such representations and warranties is true and correct as of the date hereof and, except as the undersigned shall have notified the Attorneys-in-Fact pursuant to paragraph F of the attached instructions, will be true and correct at all times from the date hereof through and including the time of the closing of the sale of the New Shares to the Underwriters on the Closing Date or the Option Closing Date (each as defined in the Underwriting Agreement), as the case may be. The undersigned will promptly notify the Attorneys-in-Fact of any development that would make any such representation and warranty untrue, and of any default under or breach of this Agreement (or of any event which, with notice or the lapse of time or both, would constitute such a default or breach). The undersigned authorizes the Attorneys-in-Fact, acting on behalf of the undersigned, to affirm the truth and accuracy of such representations and warranties in connection with the consummation or implementation of the transactions contemplated by the Underwriting Agreement and this Agreement.

              c. Subject to the security interest of RNB to be released at a closing of the Offering on the Closing Date or the Option Closing Date, as the case may be (in each case solely as to Shares then being sold by the undersigned pursuant to the Underwriting Agreement), the undersigned has good and marketable title to all of the Old Shares and will on the Closing Date or the Option Closing Date, as the case may be, have such title to all New Shares, in each case free and clear of all liens, encumbrances, equities and claims whatsoever, including, without limitation, any claim or interest other persons may have in such shares, and the undersigned now has, and at the time of execution of the Underwriting Agreement and on the Closing Date and the Option Closing Date, as the case may be, will have, full right, power and authority to enter into the Underwriting Agreement and to sell, assign, transfer and deliver thereunder the New Shares then being sold on such Closing Date and the Option Closing Date, as the case may be; the undersigned has no knowledge of any fact that would impair the validity of the certificates; and upon sale and delivery of such New Shares under the Underwriting Agreement and payment therefor pursuant thereto, the Underwriters will acquire good and marketable title to such New Shares free and clear of any liens, encumbrances, equities and claims whatsoever, including, without limitation, any claim or interest that RNB or any other persons may have in such New Shares.

              d. The information contained in the Registration Statement with respect to the undersigned is true and correct.





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              e.    The undersigned will carefully review each amendment to the
       Registration Statement to determine that the information with respect to the undersigned is true and correct.

              f. The undersigned will promptly notify the Company in writing of any material adverse information with regard to the current or prospective operations of the Company or its subsidiaries of which the undersigned learns after the date hereof and which is not disclosed in the Registration Statement or the most recent amendment thereto received by the undersigned.

              g.    The undersigned has completed the information called for in
       Schedule I hereto and such information with respect to the undersigned is complete and correct.

              h. Except as otherwise disclosed in Schedule III hereto, the undersigned is not a member of or directly or indirectly an affiliate of or associated with any member of the National Association of Securities Dealers, Inc.

              i. Each of the undersigned and RNB acknowledges the "lock-up" agreements addressed to the Representatives executed (or to be executed) by the undersigned and by RNB in connection with the Offering.

              j. The undersigned has not taken and will not take, directly or indirectly, any action intended to constitute or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the New Common Stock; and, to assure compliance with Regulation M as promulgated by the Securities and Exchange Commission (the "SEC"), the undersigned will not make bids for or purchases of, or induce bids for or purchases of, directly or indirectly, any shares of New Common Stock until the distribution of all shares being sold in the Offering has been completed.

              k. The undersigned has not distributed and will not distribute any prospectus or other offering material in connection with the Offering other than a preliminary prospectus and the Prospectus or other material permitted by the Securities Act, in each case in a form approved for such use by the Company and Morgan Stanley & Co. Incorporated.

              l. Upon execution and delivery of the Underwriting Agreement by any of the Attorneys-in-Fact on behalf of the undersigned, the undersigned agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and to contribute to amounts paid as a result of losses, claims, damages, liabilities and expenses, to the full extent provided in, and shall have the rights and duties provided in the Underwriting Agreement. The undersigned understands that the information set forth in Schedules I and II hereto is being provided for use in the Registration Statement, any preliminary prospectus and the Prospectus.





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              m.    Upon execution and delivery of the Underwriting Agreement
       by the Attorneys-in-Fact on behalf of the undersigned in accordance with this Agreement, the undersigned agrees to be bound by and to perform each of the covenants and agreements of the undersigned as a Selling Stockholder in the Underwriting Agreement including without limitation, the indemnification and contribution obligations thereunder.

              n. The undersigned agrees to deliver to the Attorneys-in-Fact such documentation as the Attorneys-in-Fact, the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys-in-Fact.

The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the other Selling Stockholders, the Attorneys-in-Fact, the Company, the Custodian, the Underwriters and their respective representatives, agents and counsel and are in addition to, and not in limitation of, the representations, warranties and agreements of the Selling Stockholders in the Underwriting Agreement.

       5.     Irrevocability of Instruments; Termination of this Agreement

              a. This Agreement, the deposit of Old Shares pursuant hereto and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorneys-in-Fact, the Underwriters, the Company and the other Selling Stockholders who may become parties to the Underwriting Agreement in and for the purpose of completing the transactions contemplated hereunder and by the Underwriting Agreement and (ii) the completion of the registration of certain shares of New Common Stock pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date thereof to and including the execution and delivery of the Underwriting Agreement in anticipation of the sale of such shares of New Common Stock, including the New Shares, to the Underwriters; and the Attorneys-in-Fact are hereby further vested with a right and interest in and to the Old Shares, together with any New Shares issuable in respect thereof pursuant to the Recapitalization, in each case for the purpose of irrevocably empowering and securing to them authority sufficient to consummate said transactions. Accordingly, this Agreement shall be irrevocable prior to December 31, 1997, and shall remain in full force and effect until such date. The undersigned further agrees that this Agreement shall not be terminated by operation of law or upon the occurrence of any event whatsoever, including the death, disability or incompetence of any controlling person of the undersigned or of any other Selling Stockholder or upon any dissolution, winding up, distribution of assets or other event affecting the legal existence of the undersigned or of any other Selling Stockholder that is not a natural person. This Agreement shall inure to the benefit of, and shall be binding upon, the undersigned and the heirs, executors, administrators, successors and assigns of the undersigned, as the case may be. If any event referred to in the second preceding sentence shall occur, whether with or without notice thereof to the Attorneys-in-Fact or the Custodian, any of the Underwriters or any other person, the Attorneys-in-Fact and the





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       Custodian shall nevertheless be authorized and empowered to deliver the
       New Shares in accordance with the terms and provisions of the Underwriting Agreement and this Agreement and provide for the distribution of the proceeds therefrom as if such event had not occurred.

              b.    Notwithstanding anything to the contrary contained in
       Section 5(a) above, if the sale of all of the New Shares contemplated by this Agreement is not completed by December 31, 1997 or if, prior to that date, the Custodian receives written notice from the Company or Morgan Stanley & Co. Incorporated of the termination or abandonment of the Offering, this Agreement shall terminate as of the earlier of such date or of the date of the Custodian's receipt of such written notice (the earlier of such dates, the "Termination Date"); subject, however,
       (i) to Section 6 hereof and (ii) to all lawful action of the Attorneys-in-Fact and the Custodian done or performed pursuant hereto prior to the Termination Date, and thereafter the Attorneys-in-Fact and the Custodian shall have no further responsibilities or liabilities to the undersigned except to return promptly to RNB all certificates for Old Shares or shares of New Common Stock issued in respect thereof pursuant to the Recapitalization, as applicable, not purchased by the Underwriters on or prior to the Termination Date.

     6.     Liability and Indemnification of the Attorneys-in-Fact and Custodian

              a. The Attorneys-in-Fact assume no responsibility or liability to the undersigned or to any other person, other than to advise the Custodian as to the amount of the net proceeds from the sale of the New Shares to be remitted to RNB.

              b. The Custodian assumes no responsibility or liability to the undersigned or to any other person, other than to hold the Old Shares, together with any shares of New Common Stock issuable in respect thereof pursuant to the Recapitalization, and to remit promptly to RNB the proceeds from the sale of the New Shares and to return to RNB in accordance with the provisions hereof any other shares deposited with the Custodian pursuant to the terms of this Agreement or issued in respect thereof pursuant to the Recapitalization.

              c. The undersigned agrees to indemnify and hold harmless the Attorneys-in-Fact and the Custodian, and their respective officers, agents, successors, assigns and personal representatives with respect to any act or omission of or by any of them in good faith and any cost, expense, suit, liability or claim that may arise in connection with any and all matters contemplated by this Agreement or the Underwriting Agreement.

              d.    This Section 6 shall survive termination of this Agreement.





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       7.     Interpretation

              a. The representations, warranties and agreements of the undersigned contained herein and in the Underwriting Agreement shall survive the sale and delivery of the New Shares and the termination of this Agreement.

              b. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri, without giving effect to any choice of law or conflict of laws rules that would cause the application of laws of other jurisdictions other than Missouri, and the corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders, in their capacity as stockholders.

              c. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

              d. The use of the masculine gender in this Agreement includes the feminine and neuter, and the use of the singular includes the plural (as well as the converse), wherever appropriate.

              e. This Agreement may be executed in separate counterparts, each of which shall constitute an original, but all of which together shall constitute one instrument.

       8.     Agreement Drafted by Company's Counsel

       The undersigned acknowledges that the Company's counsel, Sonnenschein Nath & Rosenthal, drafted this Agreement on behalf of and in the course of its representation of the Company, and that:

              a. A conflict may exist between its interests and those of the Company and the other Selling Stockholders.

              b. The undersigned has been advised by the Company's counsel to obtain the advice of independent counsel.

              c. The undersigned has obtained the advice of independent counsel.

              d. The undersigned has not relied on any representations from the Company's counsel regarding the consequences of this Agreement, except to the extent expressly set forth in writing by the Company's counsel to the undersigned.

       9.     Notices

       Any notice required to be given pursuant to this Agreement shall be deemed given if in writing and delivered in person, or if given by facsimile receipt confirmed by telephone and if subsequently confirmed by letter, (i) to either Timothy S. Webster or David Watson, as Attorneys-in-Fact, c/o American Italian Pasta Company, 1000 Italian Way, Excelsior Springs, Missouri 64024 (fax: (816) 502-6080); (ii) to Republic New York Securities Corporation, as Custodian, 452 Fifth Avenue, New York, New York 10018, c/o Ms. Carmen Terrana (facsimile: (212) 525-6958), or to such other address as the Custodian shall have specified in a written notice duly given to the undersigned; or (iii) to the undersigned at the address set forth below.

                                   * * * * *

       IN WITNESS WHEREOF, the undersigned has executed this Custody Agreement and Power of Attorney as of the date first above written.


Signature of Selling Stockholder        THOMPSON HOLDINGS, L.P.
guaranteed by:
                                        By: THOMPSON HOLDINGS, INC.,
                                            its general partner

--------------------------------

                                        By:    /s/ Richard C. Thompson
                                               ---------------------------------
                                               Richard C. Thompson, President

                                        Name and address to which notices
                                        shall be sent:

                                        Thompson Holdings, L.P.
                                        c/o Richard C. Thompson
                                        Thompson's Pet Pasta Products, Inc.
                                        16 Kansas Avenue
                                        Kansas City, Kansas  66105
                                        Fax:  (954) 767-6046

                                        with a copy to:

                                               Dufford & Brown, P.C.
                                               1700 Broadway
                                               Suite 1700
                                               Denver, Colorado 80290-1701
                                               Attn:  Edward D. White, Esq.
                                               Fax:  (303) 832-3804

(NOTE: The signature must bear a medallion guarantee by an Eligible Guarantor Institution, as defined by SEC Rule 17Ad-15.)

ACCEPTED by the Attorneys-in-Fact       ACCEPTED by the Custodian as of the
as of the date first above set forth:   date above set forth:

                                        REPUBLIC NEW YORK SECURITIES
/s/ Timothy S. Webster                  CORPORATION, as Custodian
-----------------------------           c/o Carmen Terrana
Timothy S. Webster                      452 Fifth Avenue
                                        New York, New York  10018




/s/ David E. Watson                     By:
-----------------------------              -------------------------------------
David E. Watson
                                        Its:
                                           -------------------------------------


                                        ACKNOWLEDGED as to Sections 1(e), 2(a),
                                        3, 4(c),4(i) and 6 as of the date
                                        first above set forth:

                                        REPUBLIC NATIONAL BANK OF NEW YORK

                                        452 Fifth Avenue
                                        New York, New York  10018


                                        By:
                                           -------------------------------------

                                        Its:
                                           -------------------------------------





                         SEE THE ATTACHED INSTRUCTIONS

                                  INSTRUCTIONS

          (For completing the Custody Agreement and Power of Attorney)


A. You have been sent seven copies of the Custody Agreement and Power of Attorney (the "Agreement"). Please complete and return six copies of the Agreement and stock power(s) as set forth in paragraph D below. One completed copy of the Agreement and your stock powers will be retained by the Custodian and one completed copy of the Agreement will be delivered to each of the Attorneys-in-Fact, the Representatives, and you.

B. Complete the information required by Schedules I, II and III attached hereto.

C. Each copy of the Agreement and each stock power deposited hereunder must be executed by you with your signature on the Agreement and the accompanying stock power(s) and such signature must bear a medallion guarantee by an Eligible Guarantor Institution. Please sign the stock powers and the Agreement exactly as your name appears on your stock certificate(s).

D. Please promptly return (i) at least two stock powers for each stock certificate listed on Schedule II and (ii) all six executed copies of the completed Agreement by hand delivery or mail to:

                          Republic New York Securities Corporation, as Custodian c/o Ms. Carmen Terrana
                          452 Fifth Avenue
                          New York, New York  10018

     If any stock certificates are sent by mail, registered mail should be used and the executed stock powers should be sent under separate cover from the stock certificate(s).

E. If any stock certificate that Republic National Bank of New York ("RNB") submits on your behalf represents (after giving effect to the Recapitalization) a greater number than the number of New Shares to be sold by you, the Custodian will cause to be delivered to RNB, as pledgee, a stock certificate for the excess number of shares of New Common Stock as soon as practicable after Closing, such certificate to be registered in the same name as the deposited stock certificate.

F. Please contact Timothy S. Webster or David E. Watson if any information or representation included in the foregoing Agreement should change at any time prior to termination of a 30-day period commencing on the date of the final Prospectus relating to the Offering.

                                   SCHEDULE I



              THOMPSON HOLDINGS, L.P.
              (Name of Selling Stockholder)


         Indicate the nature of any position, office or other material relationship which you have had with the Company or any of its predecessors or affiliates during the past three years (if none, please so indicate):


               Richard C. Thompson, the president of the corporate general partner of the Selling Stockholder and the limited partner of the Selling Stockholder, has been a director of the Company for more than the past three years.


         Number of shares of Old Common Stock beneficially owned ( before giving effect to the Recapitalization):

               156,530


         Maximum number of shares of New Common Stock proposed to be offered by you (after giving effect to the Recapitalization):


               630,000





                                                                 ---------------
                                                                     Initials

                                  SCHEDULE II




     THOMPSON HOLDINGS, L.P.
     (Name of Selling Stockholder)


                Certificate(s) for Shares of Old Common Stock of

                         American Italian Pasta Company

                                deposited under

                    Custody Agreement and Power of Attorney



                             NUMBER OF SHARES
                           OF OLD COMMON STOCK       NUMBER OF SHARES FROM THE
CERTIFICATE NUMBER      REPRESENTED BY CERTIFICATE    CERTIFICATE TO BE SOLD
        26                       154,965
                                                     ---------------------------

        27                         1,565
                                                     ---------------------------

                                       Total:
                                                     ---------------------------



*If no indication is made as to the certificates from which securities to be sold shall be allocated, then selection will be made at the Custodian's discretion. The Attorneys-in-fact do not have the power to sell a greater number of securities than is listed in this column, although they may sell a lesser number.




                                                                 ---------------
                                                                     Initials

                                  SCHEDULE III



     THOMPSON HOLDINGS, L.P.
     (Name of Selling Stockholder)



     Please describe below any direct or indirect affiliation or association with any member of the National Association of Securities Dealers, Inc.

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------












                                                                 ---------------
                                                                     Initials